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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              June 27, 2013

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

(Exact name of Registrant as specified in its charter)

MARYLAND                         001-33177                22-1897375

(State or other jurisdiction   (Commission    (IRS Employer

of incorporation)    File Number)               Identification No.)

3499 Route 9N, Suite 3C, Freehold, NJ    07728

(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code         (732) 577-9996

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12

[  ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 26, 2013, Eugene Rothenberg retired from the Board of Directors.  In order to fill the resulting vacancy, the Board of Directors appointed Mr. Brian H. Haimm as a Class II Director for the remaining term of Class II expiring in 2014.  This appointment has been accepted, effective June 26, 2013.  Mr. Haimm is considered an independent Director under the pertinent NYSE rules.  Mr. Haimm was also appointed to the Audit Committee.  There were no material arrangements or understandings, or any material plan or contract, between the new director and any other persons regarding these appointments.

Item 7.01    Regulation FD Disclosure.

On June 27, 2013, the Company issued a press release announcing the retirement of Eugene Rothenberg and the appointment of Mr. Brian H. Haimm to the Board of Directors.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

99.1

Press Release dated June 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

     Dated: June 27, 2013

By:/s/ Kevin S. Miller

Kevin S. Miller

Chief Financial Officer and Chief Accounting Officer

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